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                                                                   EXHIBIT 10.23


               THIRD AMENDMENT TO AMENDED AND RESTATED WAREHOUSING
                         CREDIT AND SECURITY AGREEMENT


      This Third Amendment to the Amended and Restated Warehousing Credit and Security Agreement (this "Amendment"), is entered into effective as of the 30th day of April, 2001 by and among MORTGAGE PORTFOLIO SERVICES, INC., a Delaware corporation ("Company"), NAB ASSET CORPORATION ("Guarantor"), WASHINGTON MUTUAL BANK, FA, a federal association, successor by merger to BANK UNITED, in its capacity as one of the Lenders and Administrative Agent and Collateral Agent for the Lenders ("Agent"), the lenders party to the Warehouse Agreement, as defined below ("Lenders"), CENTEX FINANCIAL SERVICES, INC., a Nevada corporation ("Centex"), and CENTEX CORPORATION, a Nevada corporation.

      Section 1. Recitals. Company, Agent, and Lenders have entered into that certain Amended and Restated Warehousing Credit and Security Agreement dated August 28, 2000 (as amended on October 15, 2000 and November 13, 2000, the "Warehouse Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders have agreed to make loans to Company as therein provided. Company, Guarantor, Centex, Centex Corporation, Agent, and Lenders desire to amend the Warehouse Agreement to extend the Termination Date of the Commitment and make such other modifications as more particularly set forth herein. Therefore, Company, Guarantor, Centex, Centex Corporation, Agent, and Lenders hereby agree as follows, intending to be legally bound:

      Section 2. Definitions and References. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms in the Warehouse Agreement shall have the same meanings whenever used in this Amendment.

      Section 3. Amendments. The Warehouse Agreement is hereby amended, as follows:

            (a) The following definitions are hereby added to Section 1.1 of the Warehouse Agreement:

            "'Centex' shall mean Centex Financial Services, Inc., a Nevada corporation."

            "'Defective Collateral' means any Collateral that is not or ceases to be an Eligible Mortgage Loan, an Eligible Construction Mortgage Loan, an Eligible Past Due Loan, an Eligible Delinquent Loan, an Eligible Foreclosure Mortgage Loan, an Eligible Repurchased Mortgage Loan, or an Eligible REO."

            "'Stock Purchase Agreement' means the Stock Purchase Agreement dated as of March 16, 2001 between Centex, Stanwich Financial Services Corp., and NAB Asset Corporation, as amended."

      (b) The following definition in Section 1.1 of the Warehouse Agreement is hereby amended as follows:

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            "'Termination Date' shall mean the earlier to occur of (i) August
      31, 2001, or (ii) the date which is two (2) Business Days following the Administrative Agent's receipt of Notice from Centex that the Stock Purchase Agreement has terminated or will terminate or (iii) such earlier date upon which Lenders' obligation to fund shall be terminated pursuant to the terms of this Agreement."

      (c) The following Section 2.5(a) of the Warehouse Agreement is hereby restated as follows:

            "The outstanding unpaid principal amount of all Advances shall be payable in full on the date that is sixty (60) days following the Termination Date."

      (d) The following section is hereby added to the end of Article 6 Affirmative Covenants. of the Warehouse Agreement for all purposes:

            "6.15 Mandatory Payment by Centex. If the Company fails to pay to the Administrative Agent at any time and from time to time (i) all outstanding Advances against any Defective Collateral plus any accrued and unpaid interest thereon in accordance with this Agreement, (ii) the entire outstanding principal amount of all Advances plus all accrued and unpaid interest thereon in full on the date that is sixty (60) days following the Termination Date and/or (iii) all accrued and unpaid fees due and payable to the Administrative Agent or the Lenders pursuant to Section 2.8 of this Agreement (all of the unpaid amounts described in (i), (ii), and (iii) are hereinafter collectively called the "Past Due Amounts"), Centex shall, absolutely and unconditionally, pay to Administrative Agent, for the benefit of the Lenders, all such Past Due Amounts in immediately available funds within five (5) Business Days after receiving Notice (which shall be sent by facsimile and confirmed by mail) from Administrative Agent of such failure; provided, however, that Centex shall not be liable for the repayment of any Advances made by Administrative Agent or the Lenders to Company after the Termination Date and all accrued and unpaid interest on such Advances (without implying any obligation to make Advances after the Termination Date) or any fees payable pursuant to Section 2.8 of this Agreement accruing after the Termination Date. Administrative Agent shall provide in its Notice to Centex a description in reasonable detail of the Past Due Amounts together with a list of all Pledged Mortgages specifically relating to such Past Due Amounts (including Pledged Mortgages in respect of which Wet Advances have been made) and the Past Due Amount owed against each Pledged Mortgage; such list shall be substantially in the form of EXHIBIT "T" hereto. With respect to Past Due Amounts relating to Defective Collateral, Administrative Agent's Notice shall describe the defects that have resulted in such Collateral becoming Defective Collateral."

      (e) Section 7.5 of the Warehouse Agreement is hereby restated as follows:

            "7.5. Minimum Consolidated Tangible Net Worth Ratio. Permit the ratio of Debt to Company's Consolidated Tangible Net Worth to exceed 15:1, computed as of the end of each calendar month. For the purposes of this calculation and the calculation required in Section 7.6 below, Debt and Consolidated liabilities of the Company shall not include the Subordinated Debt of the Company."

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      (f) The following event is hereby added to the end of Section 8.1 Events of Default. of the Warehouse Agreement for all purposes:

            "(q) Centex fails to pay and perform its obligations pursuant to
      Section 6.15 of this Agreement by the deadline specified in that Section."

      (g) Article 9 of the Warehouse Agreement is hereby restated as follows:

            "9. Notices. Any notice, request or other communication required or permitted to be given under or in connection with this Agreement, the Notes or the other Loan Documents ("Notices") (except as may otherwise be expressly required therein) shall be in writing and shall be mailed by first class or express mail, postage prepaid, or sent by facsimile, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such facsimile, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent, delivered, or faxed to the parties hereto at their respective addresses or facsimile numbers as follows:

      If to the Company:            Mortgage Portfolio Services, Inc.
                                    5520 LBJ Freeway
                                    Suite 200
                                    Dallas, Texas 75240
                                    Attn:  James E. Hinton
                                    Facsimile:  (214) 821-7352
                                    Telephone:  (972) 341-8510

      With copies to Centex and Centex Corporation by facsimile (confirmed by mail) at their respective addresses specified below.

      If to the Guarantor:          NAB Asset Corporation
                                    4144 N. Central Expressway, Suite 900
                                    Dallas, Texas 75204
                                    Attn: Alan Ferree
                                    Facsimile:  (214) 821-3689
                                    Telephone:  (214) 860-1882

      If to Centex:                 Centex Financial Services, Inc.
                                    Attn:  Jim Hillsman
                                    2828 N. Harwood
                                    Dallas, Texas 75201-1516
                                    Facsimile: (214) 758-7814
                                    Telephone: (214) 981-7771

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      If to Centex Corporation:     Centex Corporation
                                    Attn:  Larry Angelilli
                                    2728 N. Harwood
                                    Dallas, Texas 75201-1516
                                    Facsimile: (214) 981-6858
                                    Telephone: (214) 981-6505

      If to Washington Mutual as Administrative Agent, Collateral Agent or a
      Lender:

                                    Washington Mutual Bank, FA
                                    Attn: Frank Hattemer
                                    3200 Southwest Freeway, Suite 2702
                                    Houston, Texas 77027
                                    Facsimile: (713) 543-6022
                                    Telephone:  (713) 543-6486

      If to Residential Funding Corporation:

                                    Residential Funding Corporation
                                    Attn:  Jim Clapp
                                    4800 Montgomery Lane, Suite 300
                                    Bethesda, Maryland 20814
                                    Facsimile: (301 215-6239
                                    Telephone: (301) 215-6288

      or at such other addresses or to such individual's or department's attention or at such other facsimile numbers as any party may have furnished the other party in writing. Any Notice addressed and mailed shall be deemed to be given when so mailed, except that Advance Requests, and communications related thereto shall not be effective until actually received by Administrative Agent or Company, as the case may be. Any Notice sent by facsimile shall be deemed to be given when receipt of such facsimile is acknowledged. Any Notice delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the receiving party."

      (h) EXHIBIT "T" to this Amendment is hereby added as EXHIBIT "T" to the Warehouse Agreement for all purposes.

      Section 4. Representations and Other Agreements. (a) Company represents and warrants that all of the representations and warranties contained in the Warehouse Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date. Agent represents and warrants to Centex that it has provided to Centex accurate and complete copies of the Warehouse Agreement and the Notes in effect as of the date hereof.

      (b) Notwithstanding anything contained in the Warehouse Agreement, as amended hereby, or in any other Loan Document to the contrary, Company agrees that it shall not request or be entitled to receive any Advances on or after the Termination Date.

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      (c) The maturity date of each Lender's Note is hereby renewed and extended to sixty (60) days following the Termination Date.

      (d) The Loan Documents, as amended hereby, may not be amended or modified by the Company, the Guarantor, the Agent, and the Lenders without the prior written consent of Centex and Centex Corporation.

      (e) If at any time and from time to time Centex or Centex Corporation pays to the Agent all Past Due Amounts specified in any Notice given by Agent in accordance with Section 6.15 of the Warehouse Agreement, as amended hereby, Company hereby directs the Agent to assign, release, and deliver, and Agent hereby agrees to assign, release, and deliver, free and clear of the Agent's and Lenders' Liens, to Centex, within two (2) Business Days of Agent's receipt of Centex's or Centex Corporation's payment of all such Past Due Amounts in immediately available funds, (i) all original Mortgage Notes (duly endorsed in blank) held by Agent evidencing the Pledged Mortgages specifically relating to such Past Due Amounts ("Past Due Mortgages"), and (ii) any and all other Collateral Documents specifically relating to such Past Due Mortgages, if any, held by the Agent under the Loan Documents. If the Agent thereafter receives any Mortgage Notes or other Collateral Documents specifically relating to such Past Due Mortgages (including Past Due Mortgages in respect of which Wet Advances were made or sent to Investors for purchase) or any cash or non-cash proceeds relating to any of the Past Due Mortgages, or any overpayments of amounts payable by Centex under Section 6.15 of the Warehouse Agreement, Company hereby directs Agent to assign, release, and deliver, and Agent hereby agrees to assign, release and deliver, free and clear of Agent's and Lenders' Liens, to Centex, promptly but in any event within two (2) Business Days of Agent's receipt, all such Mortgage Notes, Collateral Documents, proceeds and overpayments.

      Section 5. Severability. In the event any one or more provisions contained in the Warehouse Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

      Section 6. Expenses. Company agrees to pay all out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) of the Agent and the Lenders in connection with the preparation, operation, administration and enforcement of this Amendment.

      Section 7. Ratification of Agreements. (a) Except as amended hereby, Company ratifies and confirms that the Warehouse Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Company under the Notes, the Warehouse Agreement, and all other Loan Documents, as modified hereby.

      (b) Each of the undersigned officers of Company, Guarantor, Centex, and Centex Corporation executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the party for whom he is executing this Amendment, that such execution and delivery has been duly authorized by all necessary corporate action of such party, and with respect to the Company and Guarantor, each of its respective officers represents and warrants that the resolutions and affidavits previously delivered to Agent, in connection

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with the execution and delivery of the Warehouse Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

      (c) Any reference to the Warehouse Agreement in any Loan Document shall be deemed to be references to the Warehouse Agreement as amended hereby.

      (d) Except as amended hereby, each of the Agent and the Lenders ratifies and confirms that the Warehouse Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms.

      (e) Each of the undersigned officers of the Agent and the Lenders represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the party for whom he is executing this Amendment and that such execution and delivery has been duly authorized.

      Section 8. No Waiver. Company agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Agent and Lenders represent and warrant to Centex that they are not aware of any Default or Event of Default that is existing as of the date hereof.

      Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

      Section 10. Counterparts and Gender. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each gender used herein shall include and apply to all genders, including the neuter.

      Section 11. Joinder of Centex and Centex Corporation. (a) Centex is joined herein to evidence its agreement to the terms, conditions and agreements contained in this Amendment and to observe, pay and perform the obligations set forth in Section 6.15 of the Warehouse Agreement, as amended hereby. Centex hereby acknowledges that but for such agreements, Agent and Lenders would not enter into this Amendment.

      (b) Centex Corporation hereby, unconditionally and absolutely, guarantees to the Agent, on behalf of the Lenders, the prompt and punctual payment and performance when due (whether at its maturity, by lapse of time, by acceleration, or otherwise) of all indebtedness, liabilities, and obligations ("Guaranteed Obligations") of Centex under this Amendment and Section 6.15 of the Warehouse Agreement, as amended hereby. The foregoing guaranty is an absolute guaranty of payment and not a guaranty of collection. Centex Corporation agrees to pay Agent the Guaranteed Obligations upon demand and all of its out-of-pocket collection costs relating to the enforcement of Centex Corporation's obligations hereunder, including any additional amount for reasonable attorney's fees, if the Guaranteed Obligations are not paid by Centex Corporation upon demand or if the obligations of Centex Corporation hereunder are enforced by suit, or through probate or bankruptcy court or through any judicial proceedings whatsoever. Centex Corporation hereby expressly waives each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas including, without limitation, any rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, V.T.C.A. Civil Practice and Remedies Code Section 17.00 and Chapter 34 of the Texas Business and Commerce Code.

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Centex Corporation acknowledges that but for its guaranty the Agent and the
Lenders would not enter into this Amendment.

      Section 12. Further Assurances. Company agrees to do such further acts and things and execute and deliver to Centex such additional assignments, powers and instruments as are reasonably required by Centex to carry into effect the release and delivery to Centex of the Mortgage Loans and other Collateral required to be released and delivered to it under Section 4(e) hereof.

      SECTION 13. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature Pages Follow]

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      EXECUTED this 30th day of April, 2001.

                                        COMPANY:

                                        MORTGAGE PORTFOLIO SERVICES, INC.,
                                        a Delaware corporation


                                        By: s/s James E. Hinton
                                            ------------------------------------
                                        James E. Hinton, President

                                        NOTICE ADDRESS:

                                        Mortgage Portfolio Services, Inc.
                                        4144 North Central Expressway
                                        Suite 800
                                        Dallas, Texas 75204
                                        Attn:  James E. Hinton
                                        Facsimile: (214) 821-7352
                                        Telephone: (972) 341-8510

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                                        GUARANTOR:

                                        NAB ASSET CORPORATION,
                                        a Texas corporation


                                        By: s/s Alan Ferree
                                            ------------------------------------
                                        Name: Alan Ferree
                                        Title: SVP

                                        NOTICE ADDRESS:

                                        NAB Asset Corporation
                                        4144 N. Central Expressway, Suite 900
                                        Dallas, Texas 75204
                                        Attn: Alan Ferree
                                        Facsimile: (214) 821-3689
                                        Telephone: (214) 860-1882

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                               WASHINGTON MUTUAL BANK, F.A., successor by merger
                               to BANK UNITED, as Administrative Agent and a Lender


                               By: s/s Patrick C. Freeman
                                   ---------------------------------------------
                                      Patrick C. Freeman, AVP
                                      Mortgage Banker Finance

                               NOTICE ADDRESS:

                               Washington Mutual Bank, F.A.,
                               successor by merger to Bank United
                               Attn: Frank Hattemer, Director
                               Mortgage Banker Finance
                               3200 Southwest Freeway, Suite 2702
                               Houston, Texas 77027
                               Facsimile: (713) 543-4292
                               Telephone: (713) 543-6486

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                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation, as a  Lender


                                        By: s/s Jim Clapp
                                            ------------------------------------
                                        Name: Jim Clapp
                                        Title: Director


                                        NOTICE ADDRESS:
                                        Residential Funding Corporation
                                        Attn:  Thomas M. Clement
                                        4800 Montgomery Lane, Suite 300
                                        Bethesda, Maryland 20814
                                        Facsimile:  (301) 215-6288
                                        Telephone: (301) 215-6239

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                                        CENTEX FINANCIAL SERVICES,  INC.,
                                        a Nevada corporation


                                        By: s/s Larry Brown
                                            ------------------------------------
                                        Name: Larry Brown
                                        Title: Assistant Treasurer

                                        NOTICE ADDRESS:

                                        Attn:  Jim Hillsman
                                        2828 N. Harwood
                                        Dallas, Texas 75201-1516
                                        Facsimile: (214) 758-7814
                                        Telephone: (214) 981-7771

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                                        CENTEX CORPORATION,
                                        a Nevada corporation


                                        By: s/s Vicki A. Roberts
                                            ------------------------------------
                                        Name: Vicki A. Roberts
                                        Title: Vice President and Treasurer

                                        NOTICE ADDRESS:

                                        Attn:  Larry Angelilli
                                        2728 N. Harwood
                                        Dallas, Texas 75201-1516
                                        Facsimile: (214) 981-6858
                                        Telephone: (214) 981-6505

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